EXHIBIT A-1

                           FORM OF PREFERRED SECURITY

                           [FORM OF FACE OF SECURITY]

     [Include if Preferred Security is in global form and the Depository Trust Company is the U. S. Depositary--UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC) ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

     [Include if Preferred Security is in global form--TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE DECLARATION REFERRED TO BELOW.]

     THIS SECURITY, ANY CONVERTIBLE DEBENTURE ISSUED IN EXCHANGE FOR THIS SECURITY AND ANY COMMON STOCK ISSUED ON CONVERSION THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE WHICH IS THREE YEARS AFTER (OR SUCH SHORTER PERIOD UNDER RULE 144A UNDER THE SECURITIES ACT OR ANY SUCCESSOR RULE) THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH VANSTAR CORPORATION (THE "COMPANY") OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF THIS SECURITY) (THE "RESALE RESTRICTION TERMINATION DATE") ONLY
(A) TO THE COMPANY, (B) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, (C) FOR SO LONG AS


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





THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (a)(1), (2), (3) OR (7) OF RULE 501 UNDER THE SECURITIES ACT THAT IS ACQUIRING THE SECURITY FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL "ACCREDITED INVESTOR," FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S AND THE TRANSFER AGENT'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER (i) PURSUANT TO CLAUSES (D), (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND (ii) IN EACH OF THE FOREGOING CASES, TO REQUIRE THAT A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THIS SECURITY IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE TRANSFER AGENT. THIS LEGEND
WILL BE REMOVED UPON THE REQUEST OF A HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

Certificate Number                           Number of Preferred Securities
                                             [CUSIP NO [                    ]]
                                             [ISIN NO.  [                   ]]

                              Preferred Securities

                                       of

                             Vanstar Financing Trust


                  6 3/4% Trust Convertible Preferred Securities
        (liquidation amount $50 per Trust Convertible Preferred Security)

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






     Vanstar Financing Trust, a statutory business trust formed under the laws of the State of Delaware (the "Trust"), hereby certifies that _________________ ______________ (the "Holder") is the registered owner of ______________(______)
) preferred securities of the Trust representing undivided beneficial interests in the assets of the Trust designated the 6 3/4% Trust Convertible Preferred Securities (liquidation amount $50 per Trust Convertible Preferred Security) (the "Preferred Securities"). The Preferred Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer. The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Preferred Securities represented hereby are issued and shall in all respects be subject to the provisions of the Amended and Restated Declaration of Trust of the Trust dated as of October 2, 1996, as the same may be amended from time to time (the "Declaration"), including the designation of the terms of the Preferred Securities as set forth in Annex I to the Declaration. Capitalized terms used herein but not defined shall have the meaning given them in the Declaration. The Holder is entitled to the benefits of the Preferred Securities Guarantee to the extent provided therein. The Sponsor will provide a copy of the Declaration, the Preferred Securities Guarantee and the Indenture to a Holder without charge upon written request to the Trust at its principal place of business.

     Reference is hereby made to select provisions of the Preferred Securities set forth on the reverse hereof, which select provisions shall for all purposes have the same effect as if set forth at this place.

     Upon receipt of this certificate, the Holder is bound by the Declaration and is entitled to the benefits thereunder.

     By acceptance, the Holder agrees to treat, for United States federal income tax purposes, the Debentures as indebtedness and the Preferred Securities as evidence of indirect beneficial ownership in the Debentures.






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






     Unless the Property Trustee's Certificate of Authentication hereon has been properly executed, these Preferred Securities shall not be entitled to any benefit under the Declaration or be valid or obligatory for any purpose.
     IN WITNESS WHEREOF, the Trust has executed this certificate on __________ __, 1996.


                                   VANSTAR FINANCING TRUST


                                   By:
                                      ---------------------------------------
                                      Name:
                                      Title: Regular Trustee







                PROPERTY TRUSTEE'S CERTIFICATE OF AUTHENTICATION
     This is one of the Preferred Securities referred to in the within-mentioned Declaration.

Dated: ___________________, _____


                                   WILMINGTON TRUST COMPANY
                             as Property Trustee


                                   By:
                                      ---------------------------------------
                                      Authorized Signatory







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






                          [FORM OF REVERSE OF SECURITY]

     Distributions payable on each Preferred Security will be fixed at a rate per annum of 6 3/4% (the "Coupon Rate") of the stated liquidation amount of $50 per Preferred Security, such rate being the rate of interest payable on the Debentures to be held by the Property Trustee. Distributions in arrears for more than one quarter will bear interest thereon compounded quarterly at the Coupon Rate (to the extent permitted by applicable law). The term "Distribution" as used herein includes any such interest including Additional Interest, Compounded Interest and Liquidated Damages payable unless otherwise stated, and any premium and/or principal on the Debentures. A Distribution is payable only to the extent that payments are made in respect of the Debentures held by the Property Trustee and to the extent the Property Trustee has funds available therefor. The amount of Distributions payable for any period will be computed for any full quarterly Distribution period on the basis of a 360-day year of twelve 30-day months, and for any period shorter than a full quarterly Distribution period for which Distributions are computed, Distributions will be computed on the basis of the actual number of days elapsed per 30-day month.

     Except as otherwise described below, distributions on the Preferred Securities will be cumulative, will accrue from the date of original issuance and will be payable quarterly in arrears, on January 1, April 1, July 1 and October 1 of each year, commencing on January 1, 1997, to Holders of record fifteen (15) days prior to such payment dates, which payment dates shall correspond to the interest payment dates on the Debentures. The Debenture Issuer has the right under the Indenture to defer payments of interest by extending the interest payment period from time to time on the Debentures for successive periods not exceeding 20 consecutive quarters (each an "Extension Period") during which Extension Period no interest shall be due and payable on the Debentures; PROVIDED, that no Extension Period shall extend beyond the date of maturity of the Debentures. As a consequence of such extension, Distributions will also be deferred. Despite such extension, quarterly Distributions will continue to accrue with interest thereon (to the extent permitted by applicable law) at the Coupon Rate compounded quarterly during any such Extension Period. Prior to the termination of any such Extension Period, the Debenture Issuer may further extend such Extension Period; PROVIDED, that such Extension Period together with all such previous and further extensions thereof may not exceed 20 consecutive quarters. Payments of accrued Distributions will be payable to Holders as they appear on the books and records of the Trust on the first record date after the end of the Extension Period. Upon the termination of any Extension Period and the payment of all amounts then due, the Debenture Issuer may commence a new Extension Period, subject to the above requirements.

     The   Preferred   Securities   shall  be  redeemable  as  provided  in  the
Declaration.

     The Preferred Securities shall be convertible into shares of Common Stock of Vanstar Corporation, through (i) the exchange of Preferred Securities for a portion of the Debentures and (ii) the immediate conversion of such Debentures into Common Stock of Vanstar Corporation, in the manner and according to the terms set forth in the Declaration.


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





                               CONVERSION REQUEST


To:  Wilmington Trust Company
     as Property Trustee of
     Vanstar Financing Trust



     The undersigned owner of these Preferred Securities hereby irrevocably exercises the option to convert these Preferred Securities, or the portion below designated, into Common Stock of VANSTAR CORPORATION (the "Vanstar Common Stock") in accordance with the terms of the Amended and Restated Declaration of Trust (the "Declaration"), dated as of October 2, 1996, by John J. Dunican, Jr., as Regular Trustee, Wilmington Trust Company, as Delaware Trustee, Wilmington Trust Company, as Property Trustee, Vanstar Corporation, as Sponsor, and by the Holders, from time to time, of individual beneficial interests in the Trust to be issued pursuant to the Declaration. Pursuant to the aforementioned exercise of the option to convert these Preferred Securities, the undersigned hereby directs the Conversion Agent (as that term is defined in the Declaration) to (i) exchange such Preferred Securities for a portion of the Debentures (as that term is defined in the Declaration) held by the Trust (at the rate of exchange specified in the terms of the Preferred Securities set forth as Annex I to the Declaration) and (ii) immediately convert such Debentures, on behalf of the undersigned, into Vanstar Common Stock (at the conversion rate specified in the terms of the Preferred Securities set forth as Annex I to the Declaration).
     The undersigned does also hereby direct the Conversion Agent that the shares issuable and deliverable upon conversion, together with any check in payment for fractional shares, be issued in the name of and delivered to the undersigned, unless a different name has been indicated in the assignment below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto.










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





     Any holder, upon the exercise of its conversion rights in accordance with the terms of the Declaration and the Preferred Securities, agrees to be bound by the terms of the Registration Rights Agreement relating to the Vanstar Common Stock issuable upon conversion of the Preferred Securities.

Date:__________________, ____

      in whole ___                   in part ___

                                     Number of Preferred Securities to be
                                     converted:

                                     ------------------------------------------
                                     If  a  name  or   names   other   than  the
                                     undersigned, please indicate in the spaces below the name or names in which the shares of Vanstar Common Stock are to be issued, along with the address or addresses of such person or persons:

                                     ------------------------------------------
                                     ------------------------------------------
                                     ------------------------------------------
                                     ------------------------------------------
                                     ------------------------------------------
                                     ------------------------------------------
                                     ------------------------------------------
                                     Signature (for conversion only)

                                     Please Print or Typewrite Name and Address,
                                     Including Zip Code, and Social  Security or
                                     Other Identifying Number:
                                     ------------------------------------------
                                     ------------------------------------------
                                     ------------------------------------------
                                      Signature Guarantee:*
                                                           -------------------
------------------------
     * Signature Guarantee:(Signature must be guaranteed by an "eligible guarantor institution" that is, a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for,


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






                                 ASSIGNMENT FORM


     To assign this Preferred Security, fill in the form below:
     (I) or (we) assign and transfer this Preferred Security to
-------------------------------------------------------------------------------
               (Insert assignee's social security or tax I.D. no.)
-------------------------------------------------------------------------------
              (Print or type assignee's name, address and zip code) and irrevocably appoint________________________________________________________
agent to transfer this Preferred Security on the books of the Company. The agent may substitute another to act for him.

                              Your Signature:
                                             --------------------------------
                              (Sign exactly as your name appears on the other side of this Security)

                              Date:
                                   ------------------------------------------
                              Signature Guarantee:
                                                  ---------------------------
[Include the following if the Preferred Security bears a Restricted Securities Legend --

In connection with any transfer of any of the Preferred Securities evidenced by this certificate, the undersigned confirms that such Preferred Securities are being:

CHECK ONE BOX BELOW

     (1) / / exchanged for the undersigned's  own account without  transfer;  or
     (2) / / transferred pursuant to and in compliance with Rule 144A under the Securities Act of 1933; or

------------------------
     STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.)

   ** Signature must be guaranteed by a commercial bank, trust company or member firm of the NYSE.


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





     (3) / / transferred pursuant to and in compliance with Regulation S under the Securities Act of 1933; or
     (4) / / transferred pursuant to another available exemption from the registration requirements of the Securities Act of 1933; or
     (5) / /   transferred  pursuant  to an  effective  Shelf  Registration
               Statement.

Unless one of the boxes is checked, the Trustee will refuse to register any of the Preferred Securities evidenced by this certificate in the name of any person other than the registered Holder thereof; PROVIDED, HOWEVER, that if box (3) or
(4) is checked, the Trustee may require, prior to registering any such transfer of the Preferred Securities such legal opinions, certifications and other information as the Company has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, such as the exemption provided by Rule 144 under such Act.


                                        -------------------------------------
                                        Signature
Signature Guarantee:*

----------------------------------      -------------------------------------]
Signature must be guaranteed            Signature

-----------------------------------------------------------------------------

             [TO BE COMPLETED BY PURCHASER IF (2) ABOVE IS CHECKED.
     The undersigned represents and warrants that it is purchasing this Preferred Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated:------------------------     ------------------------------------------
                                   NOTICE:  To be executed by an executive
                                   officer.]

---------------------
     *Signature must be guaranteed by a commercial bank, trust company or member firm of the NYSE.


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